SUPPLEMENT DATED JANUARY 5, 2010
TO
PROSPECTUS DATED MAY 1, 2009

WEALTHQUEST III VARIABLE UNIVERSAL LIFE INDIVIDUAL

FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus. Please read it carefully and keep it with your prospectus for future reference.

Merger/Reorganization

The Board of Directors of Federated Insurance Series has approved a Plan of Reorganization (“Mergers”) for the (1) Federated Equity Income Fund II to merge into the Federated Capital Income Fund II and the (2) Federated Mid Cap Growth Strategies Fund II to merge into the Federated Kaufmann Fund II – Primary Shares. The Board recommended that the shareholders approve the Mergers. The Shareholders’ Meeting is scheduled to be held on February 19, 2010, to consider such action. If the shareholders approve the Mergers, on or about March 12, 2010, the (1) Federated Equity Income Fund II will merge into the Federated Capital Income Fund II and the (2) Federated Mid Cap Growth Strategies Fund II will merge into the Federated Kaufmann Fund II – Primary Shares.

1) Federated Equity Income Fund II to merge into the Federated Capital Income Fund II

If the shareholders approve the Merger: (a) the last day that the Subaccount that invests in the Federated Equity Income Fund II will accept purchases, surrenders or any other transactions is on or about March 11, 2010; (b) on or about March 12, 2010, any value in the Subaccount that previously invested in the Federated Equity Income Fund II will be transferred to the Federated Capital Income Fund II; (c) the Subaccount investing in the Federated Equity Income Fund II will be deleted from any instructions you have given us regarding your new premium payment allocation, dollar cost averaging program, rebalancing program, and requests for loans; and unless we receive different instructions from you, we will reassign the allocation percentages for the Federated Equity Income Fund II to the Federated Capital Income Fund II Subaccount on March 12 2010; and (d) upon the close of business on March 12, 2010, the Subaccount that previously invested in the Federated Equity Income Fund II a will be closed and no longer exist.

2) Federated Mid Cap Growth Strategies Fund II to merge into the Federated Kaufmann Fund II – Primary Shares

If the shareholders approve the Merger: (a) the last day that the Subaccount that invests in the Federated Mid Cap Growth Strategies Fund II will accept purchases, surrenders or any other transactions is on or about March 11, 2010; (b) on or about March 12, 2010, any value in the Subaccount that previously invested in the Federated Mid Cap Growth Strategies Fund II will be transferred to the Federated Kaufmann Fund II – Primary Shares; (c) the Subaccount investing in the Federated Mid Cap Growth Strategies Fund II will be deleted from any instructions you have given us regarding your new premium payment allocation, dollar cost averaging program, rebalancing program, and requests for loans; and unless we receive different instructions from you, we will reassign the allocation percentages for the Federated Mid Cap Growth Strategies Fund II to the Federated Kaufmann Fund II – Primary Shares Subaccount on March 12, 2010; and (d) upon the close of business on March 12, 2010, the Subaccount that previously invested in the Federated Mid Cap Growth Strategies Fund II will be closed and no longer exist..

If you want to provide different instructions, please submit your written instructions to American National Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269, or if you have a telephone authorization on file, call us at 1-800-306-2959.

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